Exhibit 99

LifePoint Hospitals Reports Second Quarter 2003 Results

    BRENTWOOD, Tenn.--(BUSINESS WIRE)--July 28, 2003--LifePoint Hospitals, Inc. (NASDAQ:LPNT) today announced results for the second quarter and six months ended June 30, 2003.
    For the second quarter ended June 30, 2003, net revenues were $221.6 million, up 24.6% from $177.9 million a year ago. During the quarter ended June 30, 2003, prior year contractual adjustments increased net revenue by $1.4 million, or $0.02 per diluted share, compared with $2.1 million, or $0.03 per diluted share, for the quarter ended June 30, 2002. Net income for the quarter totaled $15.3 million, or $0.40 per diluted share, versus a net loss of $2.5 million, or $0.07 per diluted share, for the prior-year period. Included in the net loss for the quarter ended June 30, 2002, was $25.0 million of pre-tax debt retirement costs, or $0.41 per diluted share. Earnings before interest, income taxes, depreciation, amortization, ESOP expense, minority interest and debt retirement costs (adjusted EBITDA) increased 8.4% to $42.1 million for the second quarter ended June 30, 2003, from $38.7 million in the same period last year.
    The consolidated financial results for the second quarter ended June 30, 2003, reflect a 20.4% increase in total admissions and a 23.6% increase in equivalent admissions compared with the second quarter of 2002. On a same-hospital basis, net revenues per equivalent admission increased 5.3% compared with the same period last year as admissions and equivalent admissions were flat.
    For the six months ended June 30, 2003, net revenues were $442.5 million, up 23.1% from $359.5 million a year ago. For the six months ended June 30, 2003, prior year contractual adjustments increased net revenue by $4.3 million, or $0.06 per diluted share, compared with $2.1 million, or $0.03 per diluted share, for the six months ended June 30, 2002. Net income for the first six months of 2003 totaled $33.0 million, or $0.85 per diluted share, versus net income of $11.2 million, or $0.29 per diluted share, for the prior year period. Included in the net income for the six months ended June 30, 2002, was $26.3 million of pre-tax debt retirement costs, or $0.43 per diluted share. Earnings before interest, income taxes, depreciation, amortization, ESOP expense, minority interest and debt retirement costs (adjusted EBITDA) increased 8.3% to $88.1 million for the first half of 2003 from $81.3 million in the same period last year.
    The consolidated financial results for the six months ended June 30, 2003, reflect a 17.2% increase in total admissions and a 21.5% increase in equivalent admissions compared with the same period in 2002. On a same-hospital basis, net revenues per equivalent admission increased 4.8% compared with the same period last year on a 2.7% decrease in admissions and a 0.9% decrease in equivalent admissions.
    Kenneth C. Donahey, chairman and chief executive officer of LifePoint Hospitals, said, "We are pleased to once again report solid financial results. Each of our community hospitals is fulfilling its mission of delivering exceptional care on a cost-effective basis. Our dedicated hospital leadership is the key to our success and responsible for our strong financial performance, quarter after quarter and year after year. By delivering high quality patient care, we believe we will achieve the best results for our stockholders."
    A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' second quarter conference call will be available on-line at www.lifepointhospitals.com and www.companyboardroom.com on July 29, 2003, beginning at 10:00 a.m. Eastern Time.
    LifePoint Hospitals, Inc. operates 28 hospitals in non-urban communities. In most cases, the LifePoint facility is the only hospital in its community. LifePoint's non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value, and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with over 9,000 employees.
    This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine our future results are beyond our ability to control or predict with accuracy. These statements are subject to various risks and uncertainties, including, without limitation, (i) reduction in payments to healthcare providers by government and commercial third party payors, as well as cost-containment efforts of insurers and other payors; (ii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures, including those required by our corporate integrity agreement; (iii) our ability to manage healthcare risks and the lack of state and federal tort reform; (iv) uncertainty associated with compliance with HIPAA regulations; (v) our ability to enter into and renew payor arrangements on acceptable terms; (vi) our ability to maintain and increase patient volumes and control costs; (vii) the availability, cost and terms of insurance coverage; (viii) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians; (ix) the ability to attract and retain qualified management and personnel; (x) the geographic concentration of our operations; (xi) our ability to acquire hospitals on favorable terms and to complete budgeted capital improvements successfully; (xii) our ability to integrate newly acquired facilities successfully; (xiii) the availability and terms of capital to fund our business strategy; (xiv) changes in our liquidity or indebtedness; (xv) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers; (xvi) successful development or license of software and management information systems; (xvii) changes in generally accepted accounting principles or practices; (xviii) volatility in the market value of our common stock; (xix) changes in general economic conditions and changes in the manner in which employers provide healthcare coverage to their employees; and (xx) those risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission. Therefore, our future results may differ materially from those described in this release. We undertake no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
    All references to "Company" and "LifePoint" as used throughout this release refer to LifePoint Hospitals, Inc. and its affiliates.



                       LIFEPOINT HOSPITALS, INC.
            UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
            Dollars in millions (except per share amounts),
                      share amounts in thousands

                                        For the Three Months Ended
                                                June 30,
                                         2003              2002
                                   ----------------  ----------------
                                   Amount    Ratio   Amount    Ratio
                                   -------  -------  -------  -------
Revenues (1)                        $221.6   100.0%   $177.9   100.0%

Salaries and benefits                 90.8    41.0%     70.9    39.8%
Supplies                              28.7    13.0%     21.9    12.3%
Other operating expenses              43.1    19.4%     33.3    18.7%
Provision for doubtful accounts       16.9     7.6%     13.1     7.4%
Depreciation and amortization         11.4     5.1%      9.7     5.5%
Interest expense, net                  3.3     1.5%      2.8     1.6%
Debt retirement costs                  --      -- %     25.0    14.0%
ESOP expense                           1.5     0.7%      2.7     1.5%
                                   -------  -------  -------  -------
                                     195.7    88.3%    179.4   100.8%
                                   -------  -------  -------  -------
Income (loss) before minority
 interest and income taxes            25.9    11.7%     (1.5)   (0.8%)
Minority interest in earnings
 of consolidated entity                0.2     0.1%      0.8     0.4%
                                   -------  -------  -------  -------
Income (loss) before income taxes     25.7    11.6%     (2.3)   (1.2%)
Provision for income taxes            10.4     4.7%      0.2     0.2%
                                   -------  -------  -------  -------

Net income (loss)                    $15.3     6.9%    $(2.5)   (1.4%)
                                   =======  =======  =======  =======

Earnings (loss) per share - basic    $0.41            $(0.07)
                                   =======           =======

Earnings (loss) per
 share - diluted (2) (3)             $0.40            $(0.07)
                                   =======           =======

Earnings Per Share Calculation:
Net income (loss)                    $15.3             $(2.5)
Add: Interest on convertible
 notes, net of taxes                 2.0               --
                                   -------           -------
Adjusted net income (loss)           $17.3             $(2.5)
                                   =======           =======

Weighted average number of
 shares - basic                     37,402            37,485
Add: Shares for conversion of
      convertible notes              5,279              --
     Other share equivalents           664              --
                                   -------           -------
Weighted average number of
 shares and equivalents - diluted   43,345            37,485
                                   =======           =======

Earnings (loss) per
 share - diluted (2) (3)             $0.40            $(0.07)
                                   =======           =======

                                         For the Six Months Ended
                                                June 30,
                                         2003              2002
                                   ----------------  ----------------
                                   Amount    Ratio   Amount   Ratio
                                   ------- --------  -------  -------
Revenues (1)                        $442.5   100.0%   $359.5   100.0%

Salaries and benefits                181.1    40.9%    141.6    39.4%
Supplies                              57.2    12.9%     44.8    12.5%
Other operating expenses              81.7    18.5%     65.5    18.2%
Provision for doubtful accounts       34.4     7.8%     26.3     7.3%
Depreciation and amortization         22.6     5.1%     19.1     5.4%
Interest expense, net                  6.6     1.5%      6.9     1.9%
Debt retirement costs                  --      -- %     26.3     7.3%
ESOP expense                           3.1     0.7%      5.2     1.4%
                                   -------  -------  -------  -------
                                     386.7    87.4%    335.7    93.4%
                                   -------  -------  -------  -------
Income (loss) before minority
 interest and income taxes            55.8    12.6%     23.8     6.6%
Minority interest in earnings
 of consolidated entity                0.2     -- %      1.5     0.4%
                                   -------  -------  -------  -------
Income (loss) before income taxes     55.6    12.6%     22.3     6.2%
Provision for income taxes            22.6     5.1%     11.1     3.1%
                                   -------  -------  -------  -------

Net income (loss)                    $33.0     7.5%    $11.2     3.1%
                                   =======  ======   =======  =======

Earnings (loss) per share - basic    $0.88             $0.30
                                   =======           =======

Earnings (loss) per
 share - diluted (2) (3)             $0.85             $0.29
                                   =======           =======

Earnings Per Share Calculation:
Net income (loss)                    $33.0             $11.2
Add: Interest on convertible
 notes, net of taxes                   3.9               --
                                   -------           -------
Adjusted net income (loss)           $36.9             $11.2
                                   =======           =======

Weighted average number of
 shares - basic                     37,639            37,394
Add: Shares for conversion of
      convertible notes              5,279              --
     Other share equivalents           710             1,167
                                   -------           -------
Weighted average number of
 shares and equivalents - diluted   43,628            38,561
                                   =======           =======

Earnings (loss) per
 share - diluted (2) (3)             $0.85             $0.29
                                   =======           =======

(1) Prior year contractual adjustments increased revenues by $1.4 million, or $0.02 per diluted share, for the three months ended June 30, 2003, and by $4.3 million, or $0.06 per diluted share, for the six months ended June 30, 2003. Prior year contractual adjustments increased revenues by $2.1 million, or $0.03 per diluted share, for the three months and six months ended June 30, 2002.
(2) The impact of the 2.3 million potential weighted average shares of common stock, if converted, and interest expense related to the convertible notes was not included in the computation of diluted earnings per share for the three months ended June 30, 2002, because the effect would have been anti-dilutive. In addition, the impact of the 1.2 million potential weighted average shares of common stock related to outstanding stock options was not included in the computation of diluted earnings per share for the three months ended June 30, 2002, because the effect would have been anti-dilutive.
(3) The impact of the 1.2 million potential weighted average shares of common stock, if converted, and interest expense related to the convertible notes was not included in the computation of diluted earnings per share for the six months ended June 30, 2002, because the effect would have been anti-dilutive.

                       LIFEPOINT HOSPITALS, INC.
                      CONSOLIDATED BALANCE SHEETS
                              In millions

                                                    June 30,  Dec. 31,
                                                      2003      2002
                                                    -------   -------
                                                  (Unaudited)   (1)
                                ASSETS
Current assets:
 Cash and cash equivalents                            $19.5     $23.0
 Accounts receivable, less allowances for
  doubtful accounts of $109.1 and $109.1 at
  June 30, 2003 and December 31, 2002, respectively    94.2      85.0
 Inventories                                           21.1      20.5
 Deferred income taxes and other current assets        21.1      14.8
                                                    -------   -------
                                                      155.9     143.3
Property and equipment:
 Land                                                  11.4      11.3
 Buildings and improvements                           291.3     285.3
 Equipment                                            309.2     295.5
 Construction in progress                              33.1      18.1
                                                    -------   -------
                                                      645.0     610.2
 Accumulated depreciation                            (257.7)   (238.0)
                                                    -------   -------
                                                      387.3     372.2

Deferred loan costs, net                                7.8       8.6
Unallocated purchase price                            135.3     136.1
Intangible assets, net                                  3.5       3.8
Other                                                   --        0.3
Goodwill                                               69.2      69.2
                                                    -------   -------

                                                     $759.0    $733.5
                                                    =======   =======

                        LIABILITIES AND EQUITY
Current liabilities:
 Accounts payable                                     $29.2     $28.5
 Accrued salaries                                      21.4      24.4
 Other current liabilities                             17.4      14.3
 Estimated third-party payor settlements                5.9       8.2
                                                    -------   -------
                                                       73.9      75.4

Long-term debt                                        250.0     250.0
Deferred income taxes                                  26.4      24.9
Professional and general liability
 risks and other liabilities                           29.6      25.6

Minority interest in equity of
 consolidated entity                                    1.2       --

Stockholders' equity:
 Preferred stock                                        --        --
 Common stock                                           0.4       0.4
 Capital in excess of par value                       293.6     297.2
 Unearned ESOP compensation                           (17.7)    (19.3)
 Retained earnings                                    101.6      79.3
                                                    -------   -------
                                                      377.9     357.6
                                                    -------   -------
                                                     $759.0    $733.5
                                                    =======   =======

(1)  Derived from audited financial statements.

                       LIFEPOINT HOSPITALS, INC.
            UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              In millions

                                        Three Months     Six Months
                                           Ended           Ended
                                          June 30,        June 30,
                                       --------------  --------------
                                        2003    2002    2003    2002
                                       ------  ------  ------  ------
Cash flows from operating activities:
 Net income (loss)                      $15.3   $(2.5)  $33.0   $11.2
 Adjustments to reconcile net income
 (loss) to net cash provided by
 operating activities:
   Depreciation and amortization         11.4     9.7    22.6    19.1
   ESOP expense                           1.5     2.7     3.1     5.2
   Minority interest in earnings
    of consolidated entity                0.2     0.8     0.2     1.5
   Deferred income taxes (benefit)        2.2    (1.2)    2.1    (0.8)
   Reserve for professional and
    general liability risks, net          2.6     2.0     3.8     5.1
   Debt retirement costs                  --     25.0     --     26.3
   Tax benefit from stock
    option exercises                      0.2     0.3     0.2     1.0
   Increase (decrease) in cash from
    operating assets and liabilities,
    net of effects from acquisitions:
     Accounts receivable                  3.2     2.6    (7.9)  (18.2)
     Inventories and other
      current assets                     (0.6)   (1.7)   (3.4)   (3.1)
     Accounts payable and
      accrued expenses                   (0.4)    2.6     2.0     4.1
     Income taxes payable               (16.1)  (14.5)   (4.3)   (2.5)
     Estimated third-party payor
      settlements                        (3.7)   (6.9)   (2.3)    4.4
 Other                                    0.1    (0.5)    1.0    (0.7)
                                       ------  ------  ------  ------
   Net cash provided by
   operating activities                  15.9    18.4    50.1    52.6

Cash flows from investing activities:
 Purchases of property
  and equipment, net                    (20.8)  (16.8)  (38.0)  (26.8)
 Purchase of short-term investments       --    (21.5)    --    (21.5)
 Other                                    0.6    (1.2)    0.4    (1.3)
                                       ------  ------  ------  ------
   Net cash used in
    investing activities                (20.2)  (39.5)  (37.6)  (49.6)

Cash flows from financing activities:
 Repurchase of common stock             (17.0)    --    (17.0)    --
 Repurchase of senior
  subordinated notes                      --   (141.7)    --   (150.3)
 Proceeds from issuance of
  convertible notes, net                  --    242.7     --    242.7
 Proceeds from exercise
  of stock options                        0.3     1.0     0.5     2.2
 Other                                    0.2     0.4     0.5     0.3
                                       ------  ------  ------  ------
   Net cash (used in) provided by
    financing activities                (16.5)  102.4   (16.0)   94.9

Change in cash and cash equivalents (20.8) 81.3 (3.5) 97.9 Cash and cash equivalents at
 beginning of period                     40.3    73.8    23.0    57.2
                                       ------  ------  ------  ------
Cash and cash equivalents at
 end of period                          $19.5  $155.1   $19.5  $155.1
                                       ======  ======  ======  ======

Interest payments                        $6.1    $7.8    $6.3    $8.4
                                       ======  ======  ======  ======

Income taxes paid, net                  $24.3   $15.4   $24.7   $13.2
                                       ======  ======  ======  ======

                       LIFEPOINT HOSPITALS, INC.
                  UNAUDITED SUPPLEMENTAL INFORMATION
             Dollars in millions, except per share amounts

                                         For the Three Months Ended
                                                  June 30,
                                            2003            2002
                                       --------------  --------------
                                       Amount   Ratio  Amount   Ratio
                                       ------  ------  ------  ------
Revenues (1)                           $221.6  100.0%  $177.9  100.0%

Salaries and benefits                    90.8   41.0%    70.9   39.8%
Supplies                                 28.7   13.0%    21.9   12.3%
Other operating expenses                 43.1   19.4%    33.3   18.7%
Provision for doubtful accounts          16.9    7.6%    13.1    7.4%
                                       ------  ------  ------  ------

Adjusted EBITDA (2)                     $42.1   19.0%   $38.7   21.8%
                                       ======  ======  ======  ======

                                           For the Six Months Ended
                                                  June 30,
                                           2003            2002
                                       --------------  --------------
                                       Amount   Ratio  Amount    Ratio
                                       ------  ------  ------  ------
Revenues (1)                           $442.5  100.0%  $359.5  100.0%

Salaries and benefits                   181.1   40.9%   141.6   39.4%
Supplies                                 57.2   12.9%    44.8   12.5%
Other operating expenses                 81.7   18.5%    65.5   18.2%
Provision for doubtful accounts          34.4    7.8%    26.3    7.3%
                                       ------  ------  ------ -------

Adjusted EBITDA (2)                     $88.1   19.9%   $81.3   22.6%
                                      =======  ======  ====== =======

(1) Prior year contractual adjustments increased revenues by $1.4 million, or $0.02 per diluted share, for the three months ended June 30, 2003, and by $4.3 million, or $0.06 per diluted share, for the six months ended June 30, 2003. Prior year contractual adjustments increased revenues by $2.1 million, or $0.03 per diluted share, for the three months and six months ended June 30, 2002.
(2) Adjusted EBITDA is defined as income before depreciation and amortization, interest expense, debt retirement costs, ESOP expense, minority interest in earnings of consolidated entity and income taxes. Our management uses adjusted EBITDA to evaluate our operating performance and as a measure of performance for incentive compensation purposes. We believe adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with accounting principles generally accepted in the United States and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

The following table reconciles adjusted EBITDA as presented above to net income (loss) as reflected in the unaudited consolidated statements of operations and in accordance with generally accepted accounting principles (in millions):

                                        Three Months     Six Months
                                           Ended            Ended
                                          June 30,        June 30,
                                       --------------  --------------
                                        2003    2002    2003    2002
                                       ------  ------  ------  ------
Adjusted EBITDA                         $42.1   $38.7   $88.1   $81.3

Depreciation and amortization            11.4     9.7    22.6    19.1
Interest expense, net                     3.3     2.8     6.6     6.9
Debt retirement costs                     -      25.0     -      26.3
ESOP expense                              1.5     2.7     3.1     5.2
Minority interest in earnings
 of consolidated entity                   0.2     0.8     0.2     1.5
Provision for income taxes               10.4     0.2    22.6    11.1
                                       ------  ------  ------  ------
Net income (loss)                       $15.3   $(2.5)  $33.0   $11.2
                                       ======  ======  ======  ======

                       LIFEPOINT HOSPITALS, INC.
                         UNAUDITED STATISTICS

                                                Three Months Ended
                                                     June 30,
                                            -------------------------
                                                                 %
                                              2003     2002    Change
                                            -------  -------  -------
Actual:
Number of hospitals at end of period             28       23    21.7%
Licensed beds at end of period                2,624    2,197    19.4%
Weighted average licensed beds                2,624    2,197    19.4%
Average daily census                            997      826    20.7%
Average length of stay                          4.1      4.1       -%

Revenues ($ in millions)                     $221.6   $177.9    24.6%
Revenues per equivalent admission            $4,962   $4,924     0.8%
Equivalent admissions (1)                    44,654   36,114    23.6%
Outpatient factor (1)                           2.0     1.95     2.7%
Outpatient surgeries                         19,225   16,079    19.6%
Inpatient surgeries                           6,691    5,732    16.7%
Emergency room visits                       106,305   88,103    20.7%
Admissions                                   22,337   18,548    20.4%
Medicare case mix index                        1.18     1.17     0.9%

Net outpatient revenues as a
 percentage of net revenues                   50.9%    51.1%      N/A

Same-Hospital: (2)
Number of hospitals at end of period             23       23       -%
Licensed beds at end of period                2,203    2,197     0.3%
Weighted average licensed beds                2,203    2,197     0.3%
Average daily census                            832      826     0.7%
Average length of stay                          4.1      4.1       -%

Revenues ($ in millions)                     $187.1   $177.9     5.2%
Revenues per equivalent admission            $5,184   $4,924     5.3%
Equivalent admissions (1)                    36,101   36,114       -%
Outpatient factor (1)                          1.95     1.95       -%
Outpatient surgeries                         16,238   16,079     1.0%
Inpatient surgeries                           5,690    5,732    (0.7%)
Emergency room visits                        86,161   88,103    (2.2%)
Admissions                                   18,539   18,548       -%
Medicare case mix index                        1.20     1.17     2.6%

Net outpatient revenues as a
 percentage of net revenues                   49.6%    51.1%      N/A

                                                 Six Months Ended
                                                     June 30,
                                            -------------------------
                                                                 %
                                              2003     2002    Change
                                            -------  -------  -------
Actual:
Number of hospitals at end of period             28       23    21.7%
Licensed beds at end of period                2,624    2,197    19.4%
Weighted average licensed beds                2,622    2,197    19.3%
Average daily census                          1,026      880    16.6%
Average length of stay                          4.1      4.1       -%

Revenues ($ in millions)                     $442.5   $359.5    23.1%
Revenues per equivalent admission            $4,940   $4,877     1.3%
Equivalent admissions (1)                    89,566   73,702    21.5%
Outpatient factor (1)                          1.96     1.89     3.7%
Outpatient surgeries                         38,084   32,245    18.1%
Inpatient surgeries                          13,354   11,384    17.3%
Emergency room visits                       206,043  173,090    19.0%
Admissions                                   45,814   39,099    17.2%
Medicare case mix index                        1.19     1.16     2.6%

Net outpatient revenues as a
 percentage of net revenues                   50.5%    49.4%      N/A

Same-Hospital: (2)
Number of hospitals at end of period             23       23       -%
Licensed beds at end of period                2,203    2,197     0.3%
Weighted average licensed beds                2,201    2,197     0.2%
Average daily census                            861      880    (2.2%)
Average length of stay                          4.1      4.1       -%

Revenues ($ in millions)                     $373.3   $359.5     3.9%
Revenues per equivalent admission            $5,110   $4,877     4.8%
Equivalent admissions (1)                    73,052   73,702    (0.9%)
Outpatient factor (1)                          1.92     1.89     1.9%
Outpatient surgeries                         32,148   32,245    (0.3%)
Inpatient surgeries                          11,349   11,384    (0.3%)
Emergency room visits                       170,653  173,090    (1.4%)
Admissions                                   38,028   39,099    (2.7%)
Medicare case mix index                        1.20     1.16     3.4%

Net outpatient revenues as a
 percentage of net revenues                   49.7%    49.4%      N/A

(1) Equivalent admissions is used by management and investors as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (sum of gross inpatient revenue and gross outpatient revenue and then dividing the resulting amount by gross inpatient revenue.) The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.
(2) Same-hospital information excludes the operations of hospitals that the Company acquired during the periods presented. The costs of corporate overhead are included in same-hospital information.

    CONTACT: LifePoint Hospitals
             Michael J. Culotta, 615-372-8512